THE GABELLI GROWTH FUND

ANNUAL REPORT - DECEMBER 31, 1996

                                                  [Picture of Howard F. Ward]


TO OUR SHAREHOLDERS:

     The election came and went. The reigning system of checks and balances, to which Wall Street has become partial, was endorsed by voters yet again. In portfolio management terms, the Government remains diversified with the Republicans running Congress and the Democrats holding down the White House. Diversification, we know, reduces risk. The American public sees no compelling reason to change what has been a relatively successful power sharing arrangement. After all, the economy is growing, inflation and unemployment are low and capitalism is thriving the world over. What's more, we are not militarily engaged. These are special times and many American companies are standing tall on the so-called "bridge to the twenty-first century."

     For the past two years, we have counseled shareholders to be long-term investors and avoid the temptation to "time" the market. While we are not changing our advice, we note with more than passing interest some developments - other than stock market valuations - that make us think twice about our love affair with stocks. For example, it took ten years but Wall Street employment finally surpassed the record set in 1987, before the tide went out that October. Additionally, a New York Stock Exchange "seat" recently sold for a record $1.45 million. What's more, there are more registered hedge funds (4,700) than there are stocks listed on the New York Stock Exchange (3,419). How about the recent New York Times magazine cover story about a mutual fund manager who signs autographs. At least he wasn't charging for them. Of greater interest, the measured chairman of the Federal Reserve Board, Alan Greenspan, expressed concern regarding the stock market's "irrational exuberance." He seems to desire a cooling off of share prices. Furthermore, the Government is giving serious consideration to investing Social Security funds in the stock market. It's not a bad idea. The timing, however, is incredible. Can a social security hedge fund be far behind? As for the price of oil, it recently sold at a six year high. Rising oil prices in 1973, brought on by the OPEC embargo, proved hostile to stocks and investors. Will the recent rise prove lasting?

INVESTMENT RESULTS (a)
---------------------------------------------------------------------------------------
                                                  Quarter
                                -----------------------------------------
                                  1st        2nd         3rd        4th       Year
                                  ---        ---         ---        ---       ----
1996:   Net Asset Value ......  $23.75     $24.34      $25.35     $24.14     $24.14
        Total Return .........     7.2%       2.5%        4.1%       4.4%      19.4%
---------------------------------------------------------------------------------------
1995:   Net Asset Value ......  $20.86     $22.99      $24.91     $22.16     $22.16
        Total Return .........     6.0%      10.2%        8.4%       4.9%      32.7%
---------------------------------------------------------------------------------------
1994:   Net Asset Value ......  $21.90     $21.23      $22.58     $19.68     $19.68
        Total Return .........    (5.8)%     (3.1)%       6.4%      (0.5)%     (3.4)%
---------------------------------------------------------------------------------------
1993:   Net Asset Value ......  $21.71     $21.84      $23.43     $23.26     $23.26
        Total Return .........     0.6%       0.6%        7.3%       2.5%      11.3%
---------------------------------------------------------------------------------------
1992:   Net Asset Value ......  $20.27     $19.72      $20.50     $21.59     $21.59
        Total Return .........    (4.7)%     (2.7)%       4.0%       8.5%       4.5%
---------------------------------------------------------------------------------------
1991:   Net Asset Value ......  $18.18     $18.02      $19.51     $21.28     $21.28
        Total Return .........    11.7%      (0.9)%       8.3%      12.0%      34.3%
---------------------------------------------------------------------------------------
1990:   Net Asset Value ......  $16.74     $17.80      $15.75     $16.27     $16.27
        Total Return .........    (1.9)%      6.3%      (11.5)%      6.2%      (2.0)%
---------------------------------------------------------------------------------------
1989:   Net Asset Value ......  $13.99     $15.73      $17.46     $17.07     $17.07
        Total Return .........    10.6%      12.4%       11.0%       1.5%      40.1%
---------------------------------------------------------------------------------------
1988:   Net Asset Value ......  $10.87     $12.40      $12.71     $12.65     $12.65
        Total Return .........    16.1%      14.1%       2.5%        2.5%      39.2%
---------------------------------------------------------------------------------------
1987:   Net Asset Value ......  $10.00     $10.84      $11.28     $ 9.51     $ 9.51
        Total Return .........    --          8.4%(b)     4.1%     (15.7)%     (4.9)%(b)
---------------------------------------------------------------------------------------

Average Annual Returns - December 31, 1996 (a)
----------------------------------------------

 1 Year .....................  19.4%
 5 Year .....................  12.2%
 Life of Fund (b) ...........  16.3%



                    Dividend History
--------------------------------------------------------
Payment (ex) Date    Rate Per Share  Reinvestment Price
-----------------    --------------  ------------------
December 31, 1996       $2.324             $24.14
December 29, 1995       $3.960             $22.16
December 30, 1994       $2.790             $19.68
December 31, 1993       $0.760             $23.26
December 31, 1992       $0.646             $21.59
December 31, 1991       $0.573             $21.28
December 31, 1990       $0.460             $16.27
December 29, 1989       $0.654             $17.07
December 30, 1988       $0.377             $12.65
January 4, 1988         $0.152             $ 9.58

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on April 10, 1987.

-------------------------------------------------------------------------------

     The financial markets are indeed flush with and loating on an ocean of liquidity. We do not know, nor does anyone, how long this will last. The advance in share prices the last two years has increased the risk of owning stocks. Don't be surprised if your tolerance for volatility and long-term commitment to stocks are tested this year. We stress that we are not forecasting a decline in the market. Forecasting the direction of the market in the short run reduces the serious business of investing to a casual flip of a coin. However, stock market returns over the last two years easily exceed the historical average which hovers around 10%. Over time, a regression to this average rate of advance is highly likely. Of course, the timing and path of such a regression are unknowns.

INVESTMENT RESULTS

     For the three months ended December 31, 1996, The Gabelli Growth Fund's total return was 4.4% after adjusting for the $2.324 per share dividend paid on December 31, 1996. This compares to the average return for 777 growth funds of 5.1% for the quarter according to Lipper Analytical Services. The unmanaged Standard and Poor's 500 Index return was 8.3% over the same period. For 1996, the Fund's total return was 19.4% versus 23.0% for the S&P 500.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                 THE GABELLI GROWTH FUND AND THE S&P 500 INDEX

                [Graph of Gabelli Growth Fund and S&P 500 Index]

*Past performance is not predictive of future performance.

     The Fund's total return since inception on April 10, 1987 is 334.5%, which equates to an average annual return of 16.3%. This compares favorably to a total return of 222.9% for the S&P 500 over the same period, which is equivalent to an average annual return of 12.8%. Our shareholders total 39,495 and net assets are $609.4 million, as of December 31, 1996.

ECONOMIC BACKGROUND

     Economists are having a tough time interpreting the economy's mixed signals. There is a wide range of possible outcomes for the economy given the latest goulash of economic data. Pity the submarine's crew whose sonar person is dealt such a baffling brew of beeps, blips and pings.

     You may recall that real Gross Domestic Product (GDP) growth slowed in the third quarter of 1996 to 2.1% from 4.7% in the second quarter. It now appears as if growth accelerated somewhat in the fourth quarter. While the final number is not yet known, our current expectation is real GDP growth of about 3.5%.

     Factors suggesting stronger growth included rising consumer confidence (reaching a seven year high), construction spending, interest rates, purchasing managers index and nonfarm payrolls. Signs pointing to slower growth included housing starts, auto sales, retail sales, gold, consumer delinquency rates, and initial claims for state unemployment insurance.

     Importantly, the "core" consumer price index (CPI) growth rate (excludes food and energy) actually declined last year, rising 2.6% versus 3.0% in 1995. Including food and energy, the CPI rose 3.3%, compared to 2.5% in 1995. We expect inflation will remain around 3% in 1997. The wild cards are energy prices and wage rates.


[CAPTION]

                4/10/87      12/87     12/88       12/89      12/90   12/91
[S]              [C]         [C]     [C]        [C]        [C]      [C]
Gabelli Growth Fund  $10,000  $9,510 $13,238   $18,546   $18,175 $24,409
S&P 500 Index        $10,000  $8,490 $9,891    $13,016   $12,612 $16,459

                    12/92       12/93       12/94       12/95      12/96
[S]                 [C]         [C]         [C]         [C]        [C]
Gabelli Growth Fund  $25,507    $28,389    $27,424      $36,380    $43,449
S&P 500 Index        $17,282    $19,027    $19,274      $26,521  $32,289

     Some of you will recall the hoopla surrounding the U.S. budget deficit in the eighties and early nineties. We remember all sorts of horrific tales about how we were doomed to become a second or third rate economic power. Our debt would consume us and the Japanese and the Germans would throttle us with their superior economic engines. How could so many smart people be so wrong? Of course, if forecasting was easy, then we would all be too rich to work. The deficit has declined by approximately $200 billion (to $125 billion) since 1992 and stands at a tolerable 1.6% of GDP. The U.S. economy is shining while much of Europe and Japan is stuck in neutral. According to the Geneva-based International Labor Organization, a United Nations affiliate, European unemployment is above 11% (versus 5.5% here). In fact, they estimate global unemployment at 30%, or about 1 billion people. This bodes well for limiting upward pressure on wage rates in industries with the option of shifting production offshore.

     All in all, 1997 should be another year of modest real GDP growth (2 to 3%), inflation (2 to 3%) and unemployment (5 to 6%). The stock market will focus on profit growth and that's likely to be modest too (5 to 10%). To be sure, there will be surprises, both good and bad.

FINANCIAL MARKET OBSERVATIONS

     Buyers of equities continue to exhibit a greater sense of urgency than sellers, resulting in share prices hitting new highs. Mutual fund demand exceeded 1995's record by about $100 billion. Approximately $220 billion flowed into equity funds. Importantly, this eclipsed the $114 billion of new stock issuance, itself a record. Clearly, a decline in positive mutual fund flows would create a challenge for the market, particularly if stock issuance continues to be strong. However, as of this writing, mutual fund flows continue at a healthy pace. Domestic mergers of $659 billion (versus $519 billion in 1995) contributed to the apparent supply/demand imbalance although many of these deals were done with stock and not cash. Globally, $1.14 trillion (versus $950 billion in 1995) of mergers were announced. Today's mergers are driven by strategic business decisions and not the financial engineering made popular in the eighties. While the role of mergers in reducing the equity supply has lessened (since more deals are being done with stock), they nevertheless provide psychological support for current valuation levels.

     Some market observers, including more than a few that bailed out of the market too soon, feel that stocks are demonstrably overvalued based on various valuation criteria. Can a case be made for reasonable doubt? Yes. The market sells for about 17 times expected 1997 earnings. This does exceed the average price-earnings multiple historically, which is about 14. However, a PE of 17 is about average during a business expansion with 3% inflation and growing profits. We know the dividend yield on the market, at about 1.9%, is the lowest level this century. However, the real dividend yield (adjusted for inflation) is approximately -1.0%. It was similar, in fact lower, from 1987 through 1991, and also from 1973 to 1982, when inflation was high. Additionally, companies are paying out a record low level of earnings and are instead reinvesting cash into their businesses and buying back stock which avoids the double taxation levied on dividends. In other words, they have the means to pay out much more but have chosen to use their cash for alternative purposes. It is worth noting that if the consumer price index is overstated, as is now widely believed, then the real dividend yield and price earnings ratio fare even better. What about the high level of price-to-book value ratios? This criteria is not material unless you expect to liquidate a company and sell off the assets. We invest in growth stocks to buy a stream of earnings and not to liquidate the factories. Besides, the stated book values are perhaps conservative given the numerous write-offs in recent years. What about the high level of stock market capital relative to GDP? This fails to account for the large contribution to earnings from foreign sources. This is especially true for many of our global companies. What about Tobin's Q Ratio and the notion that stocks are selling for more than underlying replacement values? This fails to account for the value of intangibles. Isn't the Coca-Cola brand name worth something? Would a new cola company get any shelf space? What about the value of a patent? What about the many management and creative issues? It takes much more than capital to create an Intel, Microsoft, Coca-Cola or Merck.

     We are not trying to argue that stocks are cheap. We don't believe that either. We are trying to illustrate the underlying complexity of the market's personality. Perhaps the "exuberance" is not so "irrational." We make money by finding good companies with healthy long-term prospects and defensible valuations and not by divining the future course of stock prices in general. Given existing economic fundamentals, our earnings valuation model suggests that large cap growth stocks are close to fairly valued, some more so than others.

     A number of our financial service stocks were strong in the fourth quarter, led by T. Rowe Price (+34%). Other stand-outs included American Express (+22%), Barnett Banks (+22%), BankAmerica (+21%), Mellon Bank (+20%), State Street Bank (+13%) and Citicorp (+12%). Among our technology holdings, Intel (+37%), Microsoft (+25%) and IBM (+22%) led the quarter's advance. Consumer oriented stocks that excelled included Philip Morris (+26%), Procter & Gamble (+10%) and Disney (+10%). We should also note the strong advance of healthcare companies Warner Lambert (+14%), Merck (+13%), and Eli Lilly (+13%). Finally, aerospace suppliers such as Boeing (+13%), Textron (+11%) and United Technologies (+10%) made a positive contribution to performance.

LOOKING AHEAD

     In last quarter's report we stated, "with the stock market in record high territory, we must become increasingly selective and valuation conscious." True to our word, we have culled the portfolio of the more marginal holdings, reducing the number of companies in the portfolio from 94 to 75. Going forward, we expect to continue to hold about 75 names.

     You may recall that our largest exposure from an industry sector viewpoint has been financial services. We have experienced substantial appreciation in most of our investments in this area. With a strong fourth quarter, our investment in financials peaked at year end at just over 22% of total portfolio assets. This is higher than our general 20% maximum sector limit. We will carefully realize some gains in this sector, investing sale proceeds elsewhere, so that the portfolio is not overly dependent on any one industry group. Providing meaningful diversification is an important part of our portfolio management role.

     The strategic direction of the portfolio remains largely unchanged. We continue to favor global consumer brands (Gillette, Coca-Cola, Pepsi-Cola, Philip Morris, Nabisco Holdings and McDonald's), leading financial service providers (Citicorp, American International Group, Mellon Bank, American Express, State Street Boston and Wells Fargo), global pharmaceutical companies (Johnson & Johnson, Merck, Warner Lambert and Eli Lilly), technology platform owners (Intel, Microsoft, Sun Microsystems, Hewlett-Packard), information technology managers (First Data Corp., Reuters, Computer Sciences Corp., Electronic Data Systems), aerospace suppliers (General Electric, United Technologies, Allied Signal, Honeywell and Sundstrand) and media content franchises (Disney, Gannett and Tribune). Within retailing, we continue to believe that Home Depot is substantially undervalued.

     When all is said and done, the outlook for the stock market is favorable, given our expectations for 3% inflation, sub 7% bond yields, growing corporate profits and a declining budget deficit. If we keep our expectations down, knowing that stocks are not "cheap," then perhaps we will be pleasantly surprised. We continue to believe the Fund is well-positioned in a diversified portfolio of America's finest established growth companies and we ask you to view The Gabelli Growth Fund as a long-term investment vehicle.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

FIRST DATA CORPORATION (FDC - $36.50 - NYSE) is a leading information processing company. The company benefits from the increase in credit card usage, as it processes credit and debit card transactions for over 1,400 financial institutions. In fact, the company processes roughly one-third of all domestic credit card transactions. Credit cards are presently used in one of every five transactions. We expect credit cards to become even more widely used in the future. The company is also a leader in funds transfer services, as well as in processing information for the mutual fund and healthcare industries. First Data's earnings per share are likely to increase approximately 20% this year.

GENERAL ELECTRIC COMPANY (GE - $98.875 - NYSE) stands among the world's largest and most profitable industrial concerns. As a company with a global footprint, GE is a primary beneficiary of higher levels of trade overall and growth in the emerging markets in particular. GE's varied businesses include financial services (through General Electric Capital Corporation), broadcasting (through the NBC Television Network) and jet engines. The company is also a leader in home appliances and industrial power systems. Earnings and dividends should hit record levels in 1997 and the shares should continue to benefit from ongoing share buy backs. The company has one of the best management teams in the corporate world.

GILLETTE COMPANY (G - $77.75 - NYSE), along with Coca Cola, is a premier example of a consumer company that is well-situated to exploit opportunities on a global basis. The company is aggressively pursuing foreign markets and developing an impressive number of new products. Earnings should advance by more than 15% this year, reflecting strong results both domestically and abroad. The just completed acquisition of Duracell leverages the company's infrastructure and provides additional products to fuel growth.

THE HOME DEPOT, INC. (HD - $50.125 - NYSE) is the undisputed leader of the home improvement warehouse retailers. Led by Bernie Marcus, the company's founder, Home Depot is testing new store formats which appeal to new markets (farming equipment and upscale furnishings) providing incremental growth to what remains a terrific franchise in do-it-yourself home hardware and supplies. Geographic expansion continues to drive square footage growth as the company increases its presence in the Midwest and continues to penetrate the Northeast. Higher lumber prices and housing turnover point to a reacceleration of earnings growth this year. Longer term, the company has substantial international potential.

INTEL CORPORATION (INTC - $130.9375 - NASDAQ) is one of the most pronounced beneficiaries of the growing demand for desktop computing in the office and personal computers for use in the home. With a research effort second to none, Intel is likely to remain the primary supplier of microprocessors to the PC industry. The demand for personal computers remains robust, driven by the availability of more powerful hardware, namely new Intel Pentium pro and MMX chips, and more sophisticated and user friendly software (Windows 95 and Windows NT).

MELLON BANK CORPORATION (MEL - $71.00 - NYSE), with the acquisitions in recent years of Dreyfus Corporation and The Boston Company, has become a powerhouse in money management services. We believe the rising contribution to earnings from predictable fee sources will enhance the company's valuation. We expect low double-digit growth in earnings and a continuation of the company's share repurchase program this year. Current business trends are strong.

MERCK & CO., INC. (MRK - $79.25 - NYSE) is one of the world's largest healthcare companies and a leader in pharmaceutical research and development. Merck operates the largest of the Pharmacy Benefit Managers, an area that has produced exceptional growth. Merck's research effort is consistently among the best. Earnings are likely to rise at a mid double-digit rate this year. We expect the company to use some of its significant free cash flow to buy back stock and increase the dividend.

PHILIP MORRIS COMPANIES INC. (MO - $113.50 - NYSE) is a leading consumer products company concentrating on tobacco (44% of revenues), food (49% of revenues) and beverages (6% of revenues). The company's Marlboro brand commands about a 30% share of the domestic cigarette market and Miller beer is number two (behind Anheuser Busch) in its market. Food brands include Jell-O, Kool-Aid, Kraft, Sealtest and Post cereals. The company generates significant amounts of excess cash which is used to repurchase stock and to support a healthy and rising dividend payment to shareholders. We expect earnings per share to rise at a high teen rate this year. We believe the likelihood of a legislated settlement regarding product liability has increased.

STATE STREET BOSTON CORPORATION (STT - $64.50 - NYSE) is the nation's largest custodian of mutual fund assets. Total assets under custody are approaching $3 trillion. The company is also one of the nation's largest asset managers with a strong presence in passive management products for institutional investors. Management is focused on expanding the company's global presence and continuously updating information systems technology to gain competitive advantages. We view State Street Boston as an excellent vehicle to gain exposure to the ongoing growth in institutional funds management and custody.

WELLS FARGO & COMPANY (WFC - $269.75 - NYSE) is a holding company for The Wells Fargo Bank, one of the nation's largest banking organizations. Wells Fargo acquired First Interstate Bancorp. last year, further extending its market share in the West. The management of Wells Fargo is among the best in the business. The company is routinely among the most profitable banking groups. Management is attacking costs aggressively, freeing up capital that will be used to buy back stock. With much of its business based in California, the bank should benefit from an improving California economy over the balance of this year.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

GABELLI U.S. TREASURY MONEY MARKET FUND

     Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read it carefully before you invest or send money.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

IN CONCLUSION

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABGX. Please call us during the day for further information.

                            Sincerely,


      HOWARD F. WARD, CFA               DONALD C. JENKINS, CFA
      Portfolio Manager                 Associate Portfolio Manager


February 3, 1997

      -------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               DECEMBER 31, 1996
                               -----------------

      Wells Fargo & Company              Intel Corporation
      Home Depot, Inc.                   Gillette Company
      Mellon Bank Corporation            State Street Boston Corporation
      First Data Corporation             Philip Morris Companies Inc.
      General Electric Company           Merck & Co., Inc.
      -------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                       MARKET
  SHARES                                 COST           VALUE
----------                           -------------  -------------
             COMMON STOCKS -- 100.0%
             ADVERTISING -- 1.0%
   132,700   Interpublic Group of
               Companies............ $   4,706,539  $   6,303,250
                                     -------------  -------------
             AEROSPACE -- 9.6%
   150,600   Allied-Signal Inc......     7,541,935     10,090,200
    78,000   Boeing Co..............     5,445,376      8,297,250
   113,000   Honeywell, Inc.........     5,483,300      7,429,750
   100,400   Lockheed Martin
               Corp.................     8,510,444      9,186,600
   196,200   Sundstrand Corp........     6,812,261      8,338,500
    62,000   Textron Inc............     4,973,137      5,843,500
   138,000   United Technologies....     6,454,263      9,108,000
                                     -------------  -------------
                                        45,220,716     58,293,800
                                     -------------  -------------
             BROADCASTING -- 0.9%
   157,000   Infinity Broadcasting
               Corp., Class A+......     3,428,475      5,335,841
                                     -------------  -------------
             BUILDING AND CONSTRUCTION -- 1.2%
   112,000   Fluor Corporation......     5,675,022      7,028,000
                                     -------------  -------------
             BUSINESS SERVICES -- 9.2%
   188,000   Automatic Data
               Processing, Inc......     6,145,262      8,060,500
   153,500   Ceridian
               Corporation +........     5,945,828      6,216,750
    98,000   Computer Sciences
               Corp. +..............     7,107,307      8,048,250
   142,000   Electronic Data Systems
               Corp.................     6,202,225      6,141,500
   524,800   First Data
               Corporation..........    14,758,099     19,155,200
    40,000   Reuters Holdings plc,
               Class B, ADR.........     1,742,178      3,060,000
   174,000   Sysco Corporation......     5,148,726      5,676,750
                                     -------------  -------------
                                        47,049,625     56,358,950
                                     -------------  -------------
             CONGLOMERATES -- 4.5%
   182,000   General Electric
               Company..............    12,222,905     17,995,250
   172,000   General Motors
               Corporation, Class
               H....................     7,419,389      9,675,000
                                     -------------  -------------
                                        19,642,294     27,670,250
                                     -------------  -------------
             CONSUMER PRODUCTS -- 16.6%
   110,000   Coca-Cola Company......     2,134,737      5,788,750
   119,000   ConAgra, Inc...........     5,287,083      5,920,250
   100,000   Duracell International
               Inc..................     4,120,676      6,987,500
   102,000   General Mills, Inc.....     5,585,188      6,464,250
   202,000   Gillette Company.......     6,925,091     15,705,500
    60,000   Kimberly-Clark
               Corporation..........     4,774,512      5,715,000
   333,700   Nabisco Holdings Corp.,
               Class A..............     9,696,885     12,972,587

                                                       MARKET
  SHARES                                 COST           VALUE
----------                           -------------  -------------
     4,000   Nestle Corporation,
               ADR.................. $     217,750  $     213,750
   337,000   PepsiCo, Inc...........     7,007,438      9,857,250
   133,000   Philip Morris Companies
               Inc..................    10,514,755     15,095,500
    80,000   Procter & Gamble
               Company..............     4,837,651      8,600,000
    57,000   Ralston Purina Group...     2,684,118      4,182,375
    20,000   Unilever N.V., ADR.....     3,412,750      3,505,000
                                     -------------  -------------
                                        67,198,634    101,007,712
                                     -------------  -------------
             DIVERSIFIED INDUSTRIAL -- 3.1%
    78,000   Emerson Electric
               Company..............     7,706,663      7,546,500
    79,000   Illinois Tool Works,
               Inc..................     1,905,805      6,310,125
    61,000   Minnesota Mining and
               Manufacturing
               Company..............     4,734,425      5,055,375
                                     -------------  -------------
                                        14,346,893     18,912,000
                                     -------------  -------------
             ENTERTAINMENT -- 2.4%
    18,000   Viacom Inc., Class
               A +..................       607,725        621,000
   107,000   Viacom Inc., Class
               B +..................     4,747,665      3,731,625
   146,000   Walt Disney Company....     7,617,440     10,165,250
                                     -------------  -------------
                                        12,972,830     14,517,875
                                     -------------  -------------
             FINANCIAL SERVICES -- 22.3%
   113,000   American Express
               Company..............     3,246,840      6,384,500
    83,000   American International
               Group, Inc...........     5,588,328      8,984,750
    61,000   Associates First
               Capital Corporation..     2,079,677      2,691,625
    71,000   Bancorp Hawaii Inc.....     2,584,820      2,982,000
    99,000   BankAmerica Corp.......     5,402,735      9,875,250
   232,000   Barnett Banks Inc......     5,365,851      9,541,000
   120,000   Citicorp...............     7,157,356     12,360,000
    58,000   General Re
               Corporation..........     7,981,725      9,149,500
   270,000   Mellon Bank
               Corporation..........    12,565,645     19,170,000
   146,000   Norwest Corporation....     3,254,656      6,351,000
   240,400   State Street Boston
               Corporation..........     8,077,615     15,505,800
    45,000   Swiss Reinsurance
               Company, Sponsored
               ADR..................     2,447,500      2,362,500
   224,000   T. Rowe Price
               Associates Inc.......     5,744,497      9,744,000
    77,499   Wells Fargo &
               Company..............    19,024,667     20,905,355
                                     -------------  -------------
                                        90,521,912    136,007,280
                                     -------------  -------------
             HEALTH CARE -- 9.8%
   151,000   Abbott Laboratories....     6,392,500      7,663,250
    81,000   Amgen Inc. +...........     1,471,631      4,404,375
   102,000   Chirex Inc. +..........     1,326,000      1,224,000

                       See Notes to Financial Statements.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                       MARKET
  SHARES                                 COST           VALUE
----------                           -------------  -------------
             COMMON STOCKS (CONTINUED)

             HEALTH CARE (CONTINUED)
   132,000   Johnson & Johnson...... $   2,553,423  $   6,567,000
    76,000   Lilly (Eli) & Co.......     2,681,926      5,548,000
   183,000   Merck & Co., Inc.......     9,486,031     14,502,750
    66,000   Pfizer Inc.............     3,377,038      5,469,750
    88,000   Schering-Plough
               Corporation..........     3,196,641      5,698,000
   115,000   Warner-Lambert
               Company..............     6,653,251      8,625,000
                                     -------------  -------------
                                        37,138,441     59,702,125
                                     -------------  -------------
             PUBLISHING -- 2.1%
    75,000   Gannett Inc............     5,053,753      5,615,625
    94,000   Tribune Co.............     5,925,363      7,414,250
                                     -------------  -------------
                                        10,979,116     13,029,875
                                     -------------  -------------
             RESTAURANTS -- 0.8%
   114,000   McDonald's
               Corporation..........     3,651,763      5,158,500
                                     -------------  -------------
             RETAIL -- 4.8%
   383,906   Home Depot, Inc........    17,116,163     19,243,297
   170,000   Mattel, Inc............     3,290,577      4,717,500
   128,000   Walgreen Co............     2,478,937      5,120,000
                                     -------------  -------------
                                        22,885,677     29,080,797
                                     -------------  -------------
             TECHNOLOGY -- 11.2%
   130,000   Computer Associates
               International,
               Inc..................     4,386,039      6,467,500
   138,000   Hewlett-Packard Co.....     5,290,042      6,934,500
   136,000   Intel Corporation......    13,475,924     17,807,500
    95,500   International Business
               Machines
               Corporation..........    11,027,723     14,420,500
    76,000   Microsoft
               Corporation +........     4,611,234      6,279,500

                                                       MARKET
  SHARES                                 COST           VALUE
----------                           -------------  -------------
    49,500   Molex Incorporated..... $   1,001,581  $   1,936,688
   245,062   Molex Incorporated,
               Class A..............     6,497,944      8,730,335
   210,000   Sun Microsystems
               Inc. +...............     3,297,565      5,394,375
                                     -------------  -------------
                                        49,588,052     67,970,898
                                     -------------  -------------
             TELECOMMUNICATIONS -- 0.5%
    25,000   Globalstar
             Telecommunications +...       500,000      1,575,000
    80,000   Loral Space &
               Communications
               Ltd. +...............       940,000      1,470,000
                                     -------------  -------------
                                         1,440,000      3,045,000
                                     -------------  -------------
TOTAL COMMON STOCKS.................   436,445,989    609,422,153
                                     -------------  -------------

 PRINCIPAL
  AMOUNT
-----------
               U.S. TREASURY BILLS -- 3.3%
$20,024,000    4.914% to
                 4.924%++ due
                 02/13/1997 -
                 02/20/1997....         19,907,623      19,907,623
                                      ------------    ------------
TOTAL INVESTMENTS.......... 103.3%    $456,353,612(a)  629,329,776
                                      ============
OTHER ASSETS AND
  LIABILITIES (NET)........  (3.3)                     (19,924,768)
                            -----                     ------------
NET ASSETS................. 100.0%                    $609,405,008
                            =====                     ============

---------------

(a) Aggregate cost for Federal tax purposes was $457,042,355. Net unrealized appreciation for Federal tax purposes was $172,287,421 (gross unrealized appreciation was $173,715,349 and gross unrealized depreciation was $1,427,928).
 +  Non-income producing security
++  Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

                            THE GABELLI GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
-------------------------------------------------------

ASSETS:
  Investments, at value (Cost
    $456,353,612).......................    $ 629,329,776
  Cash..................................          816,498
  Dividends receivable..................          800,574
  Receivable for Fund shares sold.......          552,927
                                            -------------
    Total Assets........................      631,499,775
                                            -------------
LIABILITIES:
  Payable for Fund shares redeemed......       16,563,856
  Dividend payable......................        2,473,376
  Payable for investments purchased.....        2,290,225
  Payable for investment advisory fee...          534,093
  Payable for distribution fees.........          230,600
  Accrued expenses and other payables...            2,617
                                            -------------
    Total Liabilities...................       22,094,767
                                            -------------
    Net assets applicable to 25,249,834
      shares of beneficial interest
      outstanding.......................    $ 609,405,008
                                            =============
NET ASSETS CONSIST OF:
  Shares of beneficial interest at par
    value...............................    $     252,498
  Additional paid-in capital............      436,336,210
  Distributions in excess of net
    realized gain on investments........         (206,977)
  Undistributed net investment income...           47,113
  Net unrealized appreciation of
    investments.........................      172,976,164
                                            -------------
    Total Net Assets....................    $ 609,405,008
                                            =============
  Net Asset Value, offering and
    redemption price per share
    ($609,405,008 / 25,249,834 shares
    outstanding; unlimited number of
    shares authorized of $0.01 par
    value)..............................           $24.14
                                                   ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------

INVESTMENT INCOME:
  Dividend income.......................    $   8,449,263
  Interest income.......................          568,231
                                            -------------
    Total Investment Income.............        9,017,494
                                            -------------
EXPENSES:
  Investment advisory fee...............        5,831,475
  Distribution fees.....................        1,457,893
  Shareholder services fees.............          602,272
  Trustees' fees........................           78,643
  Legal and audit fees..................           40,300
  Other.................................          327,000
                                            -------------
    Total Expenses......................        8,337,583
                                            -------------
NET INVESTMENT INCOME...................          679,911
                                            -------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments
    sold................................       53,997,190
                                            -------------
  Net unrealized appreciation of
    investments:
    Beginning of year...................      123,489,913
    End of year.........................      172,976,164
                                            -------------
      Change in net unrealized
        appreciation of investments.....       49,486,251
                                            -------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS...........................      103,483,441
                                            -------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................    $ 104,163,352
                                            =============

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------

                                                                                                   YEAR             YEAR
                                                                                                  ENDED            ENDED
                                                                                                 12/31/96         12/31/95
                                                                                               ------------     ------------
Net investment income........................................................................  $    679,911     $  1,117,828
Net realized gain on investments.............................................................    53,997,190       80,758,385
Net change in unrealized appreciation of investments.........................................    49,486,251       58,094,733
                                                                                               ------------     ------------
Net increase in net assets resulting from operations.........................................   104,163,352      139,970,946
Distributions to shareholders from:
    Net investment income....................................................................      (632,798)      (1,002,446)
    Net realized gain on investments.........................................................   (53,778,195)     (80,041,525)
Net increase/(decrease) in net assets from Fund share transactions...........................    26,611,524       (8,356,403)
                                                                                               ------------     ------------
Net increase in net assets...................................................................    76,363,883       50,570,572
NET ASSETS:
Beginning of year............................................................................   533,041,125      482,470,553
                                                                                               ------------     ------------
End of year (including undistributed net investment income of $47,113 at December 31,
  1996)......................................................................................  $609,405,008     $533,041,125
                                                                                               ============     ============

                       See Notes to Financial Statements.

THE GABELLI GROWTH FUND -- NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli Growth Fund (the "Fund") was organized on October 24, 1986 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is capital appreciation. The Fund commenced operations on April 10, 1987. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded only on a nationally recognized securities exchange or in the over-the-counter market which are National Market System Securities are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between closing bid and asked prices. Other over-the-counter securities are valued at the mean between current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Trustees deems appropriate to reflect their fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. AGREEMENTS WITH AFFILIATED PARTIES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets, to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including offices, required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. The Adviser is obligated to reimburse the Fund in the event the

--------------------------------------------------------------------------------

Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state. No such reimbursement was required during the year ended December 31, 1996.

3. DISTRIBUTION PLAN. The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to this Plan, the Distributor, Gabelli & Company, Inc. ("Gabelli & Company"), an indirect majority-owned subsidiary of the Adviser, is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. The Fund will reimburse the Distributor for these expenditures up to 0.25 percent on an annual basis of the value of the Fund's average daily net assets. In addition, if and to the extent that the fee the Fund pays to the Adviser, as well as other payments the Fund makes, are considered as indirectly financing any activity which is primarily intended to result in the sale of the Fund's shares, such payments are authorized under the Plan. For the year ended December 31, 1996, the Fund incurred distribution costs under the Plan of $1,457,893, representing 0.25 percent of the value of the Fund's average daily net assets, the annual limitation under the Plan. The Board of Trustees has approved that distribution costs incurred by Gabelli & Company in the amount of $81,500, which are in excess of the 0.25 percent limitation, may be recovered from the Fund in future periods, subject to such limitation.

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from sales of securities for the year ended December 31, 1996, other than U.S. government and short-term securities, aggregated $505,862,257 and $522,601,081, respectively.

5. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1996, the Fund incurred brokerage commissions of $22,360 to Gabelli & Company and its affiliates.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                                       YEAR ENDED                        YEAR ENDED
                                                                        12/31/96                          12/31/95
                                                              -----------------------------     -----------------------------
                                                                SHARES           AMOUNT           SHARES           AMOUNT
                                                              -----------     -------------     -----------     -------------
Shares sold.................................................   18,297,462     $ 445,159,849       7,723,981     $ 177,580,810
Shares issued upon reinvestment of dividends................    2,151,430        51,935,527       3,489,327        77,284,488
Shares redeemed.............................................  (19,258,689)     (470,483,852)    (11,667,885)     (263,221,701)
                                                              -----------     -------------     -----------     -------------
Net increase/(decrease).....................................    1,190,203     $  26,611,524        (454,577)    $  (8,356,403)
                                                              ===========     =============     ===========     =============

THE GABELLI GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share amounts for a Fund share outstanding throughout each year ended December 31,

                                                                   1996         1995         1994         1993         1992
                                                                 --------     --------     --------     --------     --------
OPERATING PERFORMANCE:
Net asset value, beginning of year.............................  $  22.16     $  19.68     $  23.26     $  21.59     $  21.28
                                                                 --------     --------     --------     --------     --------
Net investment income..........................................      0.03         0.05         0.07         0.06         0.08
Net realized and unrealized gain/(loss) on investments.........      4.27         6.39        (0.86)        2.37         0.88
                                                                 --------     --------     --------     --------     --------
Total from investment operations...............................      4.30         6.44        (0.79)        2.43         0.96
                                                                 --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income........................................     (0.02)       (0.05)       (0.08)       (0.05)       (0.09)
  Distributions in excess of net investment income.............        --           --        (0.01)          --           --
  Net realized gains...........................................     (2.30)       (3.91)       (2.39)       (0.67)       (0.56)
  Distributions in excess of net realized gains................        --           --        (0.31)       (0.04)          --
                                                                 --------     --------     --------     --------     --------
Total distributions............................................     (2.32)       (3.96)       (2.79)       (0.76)       (0.65)
                                                                 --------     --------     --------     --------     --------
Net asset value, end of year...................................  $  24.14     $  22.16     $  19.68     $  23.26     $  21.59
                                                                 ========     ========     ========     ========     ========
Total return*..................................................     19.4%        32.7%       (3.4)%        11.3%         4.5%
                                                                 ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).............................  $609,405     $533,041     $482,471     $695,013     $625,050
  Ratio of net investment income to average net assets.........     0.12%        0.22%        0.31%        0.22%        0.46%
  Ratio of operating expenses to average net assets............     1.43%        1.44%        1.36%        1.41%        1.41%
Portfolio turnover rate........................................     88.2%       140.2%        40.3%        80.7%        45.9%
Average commission rate (per share of security)(a).............  $ 0.0500          N/A          N/A          N/A          N/A

---------------
   * Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
 (a) Average commission rate (per share of security) as required by amended SEC disclosure requirements effective for fiscal years beginning after September 1, 1995.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE GABELLI GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Growth Fund (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 14, 1997


--------------------------------------------------------------------------------
                  1996 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 1996, the Fund paid to shareholders, on December 31, 1996, ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.814 per share. Additionally, on that date, the Fund paid $1.510 per share in long-term capital gains. For 1996, 30.39% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal 1996 which was derived from U.S. Treasury securities was 1.86%. Such income may be exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in the U.S. Government securities. The Gabelli Growth Fund did not meet this strict requirement in 1996. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.
--------------------------------------------------------------------------------

                            THE GABELLI GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                      BOARD OF TRUSTEES

Mario J. Gabelli, CFA           Karl Otto Pohl
Chairman and Chief              Former President
Investment Officer              Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana             Anthony R. Pustorino
Former Senior                   Certified Public Accountant
Vice President                  Professor, Pace University
Dollar Dry Dock Savings Bank

Anthony J. Colavita             Anthony Torna
Attorney-at-Law                 Herzog, Heine & Geduld, Inc.
Anthony J. Colavita, P.C.

James P. Conn                   Anthonie C. van Ekris
Managing Director and           Managing Director
Chief Investment Officer        BALMAC International, Inc.
Financial Security Assurance

Dugald A. Fletcher              Salvatore J. Zizza
President                       Chairman, Chief
Fletcher & Company, Inc.        Executive Officer
                                The Lehigh Group, Inc.

               OFFICERS AND PORTFOLIO MANAGERS

Bruce N. Alpert                 Howard F. Ward, CFA
President and Treasurer         Portfolio Manager

James E. McKee                  Donald C. Jenkins, CFA
Secretary                       Associate Portfolio Manager


                                  DISTRIBUTOR
                            Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                      Skadden, Arps, Slate, Meagher & Flom

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

[PHOTO of Mario Gabelli]

 THE

 GABELLI

 GROWTH

 FUND

                   ANNUAL REPORT
               DECEMBER 31, 1996